Exhibit 99.2 3rd QUARTER 2022 INVESTOR PRESENTATION

22 Q3 2022

23 3rd QUARTER HIGHLIGHTS Note: Vivial contributed $20 million to Marketing Services Revenue in Q3-22 ($73 million YTD) 3rd Quarter $ in thousands 2022 2021 YoY% Total SaaS Revenue $56,643 $44,931 26.1% Adjusted EBIDTA (2,177) (7,885) Adjusted EBIDTA Margin (3.8)% (17.5)% Total Marketing Services Revenue $224,007 $252,359 (11.2)% Adjusted EBIDTA 67,609 110,244 Adjusted EBIDTA Margin 30.2% 43.7% Consolidated Revenue $280,650 $297,290 (5.6)% Adjusted EBIDTA 65,432 102,359 Adjusted EBIDTA Margin 23.3% 34.4%

24 FINANCIAL REVIEW SAAS HIGHLIGHTS +26% YoY +13% YoY +11% YoY $160M Annualized Spend Revenue Growth Growing Subscribers ARPU Expansion ThryvPay TPV

25 Q3 2022 Q3 2021 Q3 2022 MONTHLY ACTIVE USER (MAU) GROWTH SEASONED NET DOLLAR RETENTION (NDR) 37K31K FINANCIAL REVIEW SAAS METRICS Q3 2021 Q3 2022 92%95%

26 Note: Excludes Vivial Holdings Q3-22 Q3-21 Marketing Services Billings (millions) $198.1 $246.6 YoY % (20%) (21%) FINANCIAL REVIEW TOTAL MARKETING SERVICES

27 $200M FINANCIAL REVIEW TOTAL MARKETING SERVICES High Sustained Adjusted EBITDA Margins 2022E 2021 2020 2019 2018 2017 Marketing Services Adjusted EBITDA Margin Marketing Services Revenue $970M $942M $980M $1,293M $1,660M $1,243M 35% 39% 37% 36% 36% 39% 2022E is midpoint of guidance.

29 Q4 2022 FY 2022 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $57.0 to $58.0 million $214.0 to $215.0 million FY22 guidance raised from previous guidance range of $209.5 to $211.0 million Adjusted EBITDA $3.4 to $4.4 million loss $14.5 to $15.5 million loss FY22 guidance improved from previous guidance range of $16.0 to $19.0 million loss TOTAL MARKETING SERVICES REVENUE $199.0 to $209.0 million $965.0 to $975.0 million FY22 guidance raised from previous guidance range of $955 to $970 million Adjusted EBITDA $338.0 to $341.0 million FY22 EBITDA guidance raised from previous guidance range of $335 to $340 million Company expects FY22 Marketing Services EBITDA margin of ~35% 4th QUARTER & FY 2022 OUTLOOK Company Updates Guidance For FY22

31 APPENDIX SEGMENT RESULTS Nine Months Ended September 30, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 632,277 $ 153,863 $ 133,715 $ 3,165 $ 923,020 Segment Gross Profit 415,130 95,328 89,694 1,325 601,477 Segment Adjusted EBITDA 211,871 (3,769) 64,449 (7,402) 265,149 Nine Months Ended September 30, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 643,938 $ 123,437 $ 101,428 $ 140 $ 868,943 Segment Gross Profit 442,244 76,234 35,755 (224) 554,009 Segment Adjusted EBITDA 277,546 (7,311) 36,182 (2,372) 304,045 Three Months Ended September 30, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 213,210 $ 44,800 $ 39,149 $ 131 $ 297,290 Segment Gross Profit 149,252 27,753 16,347 (229) 193,123 Segment Adjusted EBITDA 96,231 (5,508) 14,013 (2,377) 102,359 Three Months Ended September 30, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 197,174 $ 55,353 $ 26,833 $ 1,290 $ 280,650 Segment Gross Profit 126,846 33,827 14,351 615 175,639 Segment Adjusted EBITDA 61,802 398 5,807 (2,575) 65,432

32 $ IN THOUSANDS Q1-21 Q2-21 Q3-21 Q4-21 FY21 Q1-22 Q2-22 Q3-22 YTD Q3-22 Net Income $ 36,506 $ 24,359 $ 35,624 $ 5,088 $ 101,577 $ 33,511 $ 58,002 $ 13,280 $ 104,793 Income tax expense (benefit) 11,809 8,112 13,802 (986) 32,737 9,621 22,200 6,241 38,062 Interest expense 15,672 19,170 16,546 14,986 66,374 14,867 14,652 14,570 44,089 Depreciation and amortization expense 19,718 29,908 31,049 24,798 105,473 21,969 20,592 23,393 65,954 Restructuring and integration expenses 9,234 3,489 2,312 3,109 18,145 5,827 4,822 3,790 14,439 Transaction costs 10,546 5,440 3,987 5,086 25,059 1,720 1,616 1,461 4,797 Stock-based compensation expense 1,971 1,921 2,340 1,862 8,094 1,928 3,810 4,402 10,140 Other components of net periodic pension (benefit) cost (453) (272) (273) (13,831) (14,829) (70) (9,153) 3,928 (5,295) (Gain) loss on remeasurement of indemnification asset — (844) (404) 1,247 (1) (400) (487) (585) (1,472) Impairment charges — 3,611 — — 3,611 — 222 — 222 Other (70) 1,859 (2,624) 5,119 4,283 (5,256) (276) (5,048) (10,580) Adjusted EBITDA $ 104,933 $ 96,753 $ 102,359 $ 46,478 $ 350,523 $ 83,717 $ 116,000 $ 65,432 $ 265,149 APPENDIX NON-GAAP FINANCIAL RECONCILIATION *Figures may not foot due to rounding.

33 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Three Months Ended September 30, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 126,846 $ 33,827 $ 14,351 $ 615 $ 175,639 Plus: Depreciation and amortization expense 4,593 1,287 3,739 195 9,814 Stock-based compensation expense 85 22 — — 107 Adjusted Gross Profit $ 131,524 $ 35,136 $ 18,090 $ 810 $ 185,560 Gross Margin 64.3% 61.1% 53.5% 47.7% 62.6 % Adjusted Gross Margin 66.7% 63.5% 67.4% 62.8% 66.1 % Three Months Ended September 30, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 149,252 $ 27,753 $ 16,347 $ (229) $ 193,123 Plus: Depreciation and amortization expense 4,442 942 9,510 36 14,930 Stock-based compensation expense 127 29 — — 156 Adjusted Gross Profit $ 153,821 $ 28,724 $ 25,857 $ (193) $ 208,209 Gross Margin 70.0% 61.9% 41.8% (174.8)% 65.0 % Adjusted Gross Margin 72.1% 64.1% 66.0% (147.3)% 70.0%

34 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Nine Months Ended September 30, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 415,130 $ 95,328 $ 89,694 $ 1,325 $ 601,477 Plus: Depreciation and amortization expense 13,381 3,278 11,771 337 28,767 Stock-based compensation expense 251 63 — — 314 Adjusted Gross Profit $ 428,762 $ 98,669 $ 101,465 $ 1,662 $ 630,558 Gross Margin 65.7% 62.0% 67.1% 41.9% 65.2 % Adjusted Gross Margin 67.8% 64.1% 75.9% 52.5% 68.3 % Nine Months Ended September 30, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 442,244 $ 76,234 $ 35,755 $ (224) $ 554,009 Plus: Depreciation and amortization expense 13,485 2,598 26,869 39 42,991 Stock-based compensation expense 265 55 — — 320 Adjusted Gross Profit $ 455,994 $ 78,887 $ 62,624 $ (185) $ 597,320 Gross Margin 68.7% 61.8% 35.3% (160.0)% 63.8 % Adjusted Gross Margin 70.8% 63.9% 61.7% (132.1)% 68.7%

35 APPENDIX SUPPLEMENTAL FINANCIAL INFORMATION The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Three Months Ended September 30, 2022 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 197,174 $ 26,833 $ 224,007 $ 55,353 $ 1,290 $ 56,643 Adjusted EBITDA 61,802 5,807 67,609 398 (2,575) (2,177) Adjusted EBITDA Margin 31.3% 21.6% 30.2% 0.7% (199.6)% (3.8)% Three Months Ended September 30, 2021 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 213,210 $ 39,149 $ 252,359 $ 44,800 $ 131 $ 44,931 Adjusted EBITDA 96,231 14,013 110,244 (5,508) (2,377) (7,885) Adjusted EBITDA Margin 45.1% 35.8% 43.7% (12.3)% NM (17.5)%

36 APPENDIX SUPPLEMENTAL FINANCIAL INFORMATION The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Nine Months Ended September 30, 2022 (in thousands) Marketing Services SaaS US International Total Marketing Services US International Total SaaS Revenue $ 632,277 $ 133,715 $ 765,992 $ 153,863 $ 3,165 $ 157,028 Adjusted EBITDA 211,871 64,449 276,320 (3,769) (7,402) (11,171) Adjusted EBITDA Margin 33.5% 48.2% 36.1% (2.4)% (233.9)% (7.1)% Nine Months Ended September 30, 2021 (in thousands) Marketing Services SaaS US International Total Marketing Services US International Total SaaS Revenue $ 643,938 $ 101,428 $ 745,366 $ 123,437 $ 140 $ 123,577 Adjusted EBITDA 277,546 36,182 313,728 (7,311) (2,372) (9,683) Adjusted EBITDA Margin 43.1% 35.7% 42.1% (5.9)% NM (7.8)%